UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2019

     MFS® Charter Income Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site, and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-637-2304 or by logging into your Investor Center account at www.computershare.com/investor.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-637-2304 to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China are at an advanced stage, boosting investor sentiment, though uncertainty persists. Signs of stability emerging from the global manufacturing sector have also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the U.K. and Europe, though investors hope that the result of December’s general election, which the pro-Brexit Conservative Party won by a comfortable margin, will bring greater clarity as the U.K. is on pace to leave the EU at the end of January 2020.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace, especially if trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, signs of easing trade tensions and fading global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

January 15, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
High Yield Corporates	50.8%
Emerging Markets Bonds	23.8%
Investment Grade Corporates	12.6%
Mortgage-Backed Securities	6.4%
Commercial Mortgage-Backed Securities	3.4%
Non-U.S. Government Bonds	3.3%
Collateralized Debt Obligations	2.0%
Municipal Bonds	0.6%
Asset-Backed Securities	0.4%
Floating Rate Loans	0.4%
U.S. Treasury Securities	(3.3)%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	7.8 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	5.6%
A	8.2%
BBB	20.3%
BB	35.5%
B	22.3%
CCC	5.9%
CC	0.1%
D	0.1%
U.S. Government	7.8%
Federal Agencies	6.4%
Not Rated	(21.0)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents (Less Liabilities)	(22.7)%
Other	22.1%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (fund) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2019, shares of the fund provided a total return of 15.54%, at net asset value and a total return of 22.47%, at market value. This compares with a return of 9.68% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (Blended Index), generated a return of 10.77%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, causing headwinds experienced for many months prior to die down. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further – sending them deeper into negative territory – restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central

Management Review – continued

banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded as a UK general election in early December provided some much needed clarity, assuring that the UK will leave the EU on January 31, 2020, though the two sides have a narrow window in which to negotiate their future trade relationship by the end of next year. Further boosting risk sentiment was the announcement of a partial trade agreement between China and the US.

Factors Affecting Performance

Relative to the Blended Index, security selection within the industrials sector was a primary contributor to performance during the reporting period. The fund’s greater-than-benchmark exposure to both the industrials and treasury sectors also supported relative returns, in particular, the fund’s overweight exposure to “B” and “BB” rated (r) bonds, and a lesser exposure to “CCC” rated bonds. Furthermore, the fund’s positioning along the yield curve (y) also contributed to relative performance.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage benefited the fund’s performance.

There were no material detractors from relative performance during the reporting period.

Respectfully,

Portfolio Manager(s)

Robert Spector, Ward Brown, David Cole, Pilar Gomez-Bravo, Andy Li, Joshua Marston, Robert Persons, Matt Ryan, Michael Skatrud, and Erik Weisman

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and the ratings are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates

Note to Shareholders: Effective February 1, 2019, Andy Li was added as a Portfolio Manager of the Fund. Effective December 31, 2019, Henry Peabody, Jr. and Philipp Burgener were added as Portfolio Managers of the Fund and Joshua Marston was removed as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/19

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price

Year Ended 11/30/19	Net Asset Value	11/30/19		$8.94
		11/30/18		$8.44
	New York Stock Exchange Price	11/30/19		$8.32
		10/14/19	(high) (t)	$8.41
		12/20/18	(low) (t)	$7.06
		11/30/18		$7.41

Total Returns vs Benchmark(s)

Year Ended 11/30/19	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	22.47%
	Net Asset Value (r)	15.54%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	9.68%
	MFS Charter Income Trust Blended Index (f)(w)	10.77%
	Bloomberg Barclays U.S. Credit Bond Index (f)	15.18%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	9.00%
	FTSE World Government Bond Non-Dollar Hedged Index (f)	10.25%
	JPMorgan Emerging Markets Bond Index Global (f)	13.95%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period December 1, 2018 through November 30, 2019.

Performance Summary – continued

(w)

As of November 30, 2019, the MFS Charter Income Trust Blended Index (a custom index) was comprised of 42% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15.2% FTSE World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Bloomberg Barclays U.S. Credit Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.(b)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).(b)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.(b)

FTSE World Government Bond Non-Dollar Hedged Index (formerly Citigroup World Government Bond Non-Dollar Hedged Index) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States. ©2018 FTSE Fixed Income LLC. All rights reserved.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

(b)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Performance Summary – continued

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

Philipp Burgener	Structured Securities Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018; Portfolio Manager of Man GLG from 2014 to 2018; Portfolio Manager of ECM Asset Management prior to April 2014.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Henry Peabody, Jr.	Investment Grade Debt Instruments Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment management area of MFS since July 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to June 2019; Vice President/Research Analyst at Eaton Vance Management from July 2013 to October 2014.

Portfolio Managers’ Profiles – continued

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Note to Shareholders: Effective February 1, 2019, Andy Li was added as a Portfolio Manager of the Fund. Effective December 31, 2019, Henry Peabody, Jr. and Philipp Burgener were added as Portfolio Managers of the Fund and Joshua Marston was removed as a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

PORTFOLIO OF INVESTMENTS

11/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 121.1%

Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$643,000	$651,038
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	525,000	553,875
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	140,000	146,574
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	213,000	224,421
Lockheed Martin Corp., 3.55%, 1/15/2026	263,000	282,526
TransDigm, Inc., 6.5%, 7/15/2024	1,275,000	1,314,844
TransDigm, Inc., 6.375%, 6/15/2026	855,000	898,571
TransDigm, Inc., 5.5%, 11/15/2027 (n)	600,000	600,000

		$4,671,849
Apparel Manufacturers - 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$132,000	$134,762

Asset-Backed & Securitized - 5.7%
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 3.901% (LIBOR -3mo. + 1.9%), 7/15/2027 (n)	$1,120,000	$1,117,798
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.404% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	290,737	290,704
Benchmark Mortgage Trust, 2018-B8, “A5”, 4.231%, 1/15/2052	700,000	792,309
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	909,508	995,763
Benchmark Mortgage Trust, 2019-B12, “A5”, 3.115%, 8/15/2052	1,335,878	1,394,169
Commercial Mortgage Pass-Through Certificates, 2018-BNK10, “A5”, 3.688%, 2/15/2061	911,597	988,459
Commercial Mortgage Pass-Through Certificates, 2019-BNK19, 3.183%, 8/15/2061 (n)	2,000,000	2,097,108
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	500,000	522,831
Crest Ltd., CDO, 0.001%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	3,071,620	149,886
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	592,000	591,172
Flagship CLO, 2014-8A, “BRR”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	1,142,526	1,134,733
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.058% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	290,500	290,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052		$2,000,000	$2,065,030
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 3.703% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)		940,000	915,818
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 2.862% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		385,000	385,000
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)		2,526,000	2,516,111
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 2.801% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)		693,000	690,297
Morgan Stanley Capital I Trust, “2019-H7, ”A4“, 3.261%, 7/15/2052		1,217,392	1,280,248
Octagon Investment Partners XVII Ltd., 2013-1A, ”BR2“, FLR, 3.34% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		1,050,000	1,028,218
Securitized Term Auto Receivable Trust 2019-CRTA, ”B“, 2.453%, 3/25/2026 (n)		408,000	408,000
Securitized Term Auto Receivable Trust 2019-CRTA, ”C“, 2.849%, 3/25/2026 (n)		524,000	524,000
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, ”A5“, 3.148%, 5/15/2048		768,632	799,964
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052		2,000,000	2,066,394

			$23,044,512
Automotive - 1.8%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$2,186,000	$2,237,917
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)		310,000	318,525
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)		100,000	107,875
Dana, Inc., 5.375%, 11/15/2027		159,000	161,019
Ferrari N.V., 1.5%, 3/16/2023	EUR	175,000	199,224
Ford Motor Credit Co. LLC, 1.514%, 2/17/2023		100,000	109,699
General Motors Co., 6.75%, 4/01/2046		$123,000	143,112
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		1,115,000	1,172,540
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)		635,000	645,319
Lear Corp., 3.8%, 9/15/2027		162,000	165,622
Lear Corp., 4.25%, 5/15/2029		96,000	99,052
LKQ European Holdings B.V., 3.625%, 4/01/2026 (n)	EUR	100,000	115,679
LKQ European Holdings B.V., 3.625%, 4/01/2026		300,000	347,036
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		$1,130,000	1,154,013
Volkswagen Financial Services AG, 1.5%, 10/01/2024	EUR	165,000	188,037
Volkswagen International Finance N.V., 1.875%, 3/30/2027		100,000	116,108
Volkswagen Leasing GmbH, 1.5%, 6/19/2026		100,000	113,508

			$7,394,285

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - 2.4%
Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (n)		$735,000	$716,412
Discovery, Inc., 4.125%, 5/15/2029		78,000	83,497
Fox Corp., 4.709%, 1/25/2029 (n)		43,000	48,800
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)		85,000	91,800
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)		165,000	169,529
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		525,000	534,187
Lions Gate Capital Holding Co., 5.875%, 11/01/2024		205,000	197,358
Match Group, Inc., 6.375%, 6/01/2024		1,010,000	1,061,762
Match Group, Inc., 5%, 12/15/2027 (n)		555,000	568,875
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	400,000	452,986
Motion Bondco DAC, 4.5%, 11/15/2027 (n)		200,000	226,950
Motion Bondco DAC, 6.625%, 11/15/2027 (n)		$400,000	412,000
National CineMedia, LLC, 5.875%, 4/15/2028 (n)		445,000	463,913
Netflix, Inc., 5.875%, 2/15/2025		1,025,000	1,122,631
Netflix, Inc., 5.875%, 11/15/2028		375,000	409,688
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		765,000	805,836
SES Global Americas Holdings GP, 5.3%, 3/25/2044 (n)		144,000	142,861
WMG Acquisition Corp., 5%, 8/01/2023 (n)		210,000	214,725
WMG Acquisition Corp., 4.125%, 11/01/2024	EUR	418,500	475,377
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		$1,120,000	1,156,400
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		225,000	237,375
WPP Finance 2016 Co., 1.375%, 3/20/2025	EUR	120,000	137,589

			$9,730,551
Brokerage & Asset Managers - 0.3%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$145,000	$146,996
Euroclear Investments S.A., 2.625%, 4/11/2048	EUR	100,000	119,764
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$292,000	314,862
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		775,000	784,688

			$1,366,310
Building - 3.1%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		$1,365,000	$1,448,606
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		990,000	991,237
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		682,000	662,393
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)		300,000	303,000
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)		305,000	314,913
Core & Main LP, 6.125%, 8/15/2025 (n)		525,000	536,813
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		205,000	228,181
HD Supply, Inc., 5.375%, 10/15/2026 (n)		960,000	1,017,600
Imerys S.A., 1.5%, 1/15/2027	EUR	200,000	225,738
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		$205,000	212,114

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		$730,000	$763,762
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		133,000	137,235
NCI Building Systems, Inc., 8%, 4/15/2026 (n)		370,000	375,550
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		380,000	399,475
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		936,000	980,460
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		330,000	347,921
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		637,000	590,818
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		975,000	1,003,031
Standard Industries, Inc., 6%, 10/15/2025 (n)		505,000	528,356
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	370,000	411,762
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		$1,015,000	1,032,762

			$12,511,727
Business Services - 2.0%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)		$535,000	$561,750
CDK Global, Inc., 4.875%, 6/01/2027		870,000	911,421
Equinix, Inc., 5.75%, 1/01/2025		510,000	525,937
Equinix, Inc., 5.875%, 1/15/2026		225,000	238,500
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	450,000	491,948
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$146,000	155,506
Fidelity National Information Services, Inc., 2.602%, 5/21/2025	GBP	100,000	135,390
Fidelity National Information Services, Inc., 5%, 10/15/2025		$39,000	44,532
Fidelity National Information Services, Inc., 0.625%, 12/03/2025	EUR	100,000	110,604
Fidelity National Information Services, Inc., 1%, 12/03/2028		100,000	110,279
Fidelity National Information Services, Inc., 3.36%, 5/21/2031	GBP	100,000	142,239
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)		$280,000	313,250
Fiserv, Inc., 4.4%, 7/01/2049		70,000	77,989
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)		425,000	436,687
MSCI, Inc., 5.75%, 8/15/2025 (n)		410,000	430,500
MSCI, Inc., 4.75%, 8/01/2026 (n)		1,825,000	1,916,250
MSCI, Inc., 5.375%, 5/15/2027 (n)		10,000	10,713
MSCI, Inc., 4%, 11/15/2029 (n)		52,000	52,260
Tencent Holdings Ltd., 3.8%, 2/11/2025		471,000	495,040
Verscend Escrow Corp., 9.75%, 8/15/2026		770,000	827,750

			$7,988,545
Cable TV - 5.3%
Altice Financing S.A., 7.5%, 5/15/2026 (n)		$270,000	$287,199
Cable Onda S.A., 4.5%, 1/30/2030 (n)		269,000	274,380

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		$111,000	$113,359
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		580,000	600,300
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		1,770,000	1,869,492
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)		1,150,000	1,224,750
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		875,000	899,062
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		135,000	168,432
Comcast Corp., 4.7%, 10/15/2048		296,000	367,536
CSC Holdings LLC, 5.5%, 5/15/2026 (n)		705,000	744,769
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		2,665,000	2,834,894
DISH DBS Corp., 5.875%, 11/15/2024		845,000	843,944
Eutelsat S.A., 2.25%, 7/13/2027	EUR	300,000	346,209
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)		$435,000	254,475
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		1,030,000	818,541
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		570,000	587,812
SES S.A., 1.625%, 3/22/2026	EUR	100,000	115,362
SES S.A., 0.875%, 11/04/2027		100,000	107,932
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)		$1,300,000	1,361,750
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)		255,000	273,806
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		750,000	761,250
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		705,000	729,675
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		800,000	848,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		550,000	567,160
Time Warner Cable, Inc., 4.5%, 9/15/2042		119,000	119,176
Videotron Ltd., 5.375%, 6/15/2024 (n)		350,000	382,375
Videotron Ltd., 5.125%, 4/15/2027 (n)		1,735,000	1,842,318
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)		300,000	309,000
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (n)		315,000	330,750
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		1,155,000	1,189,650

			$21,173,358
Chemicals - 1.0%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$1,520,000	$1,575,100
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		610,000	576,450
Element Solutions, Inc., 5.875%, 12/01/2025 (n)		225,000	234,000
Sherwin-Williams Co., 3.8%, 8/15/2049		127,000	130,472
SPCM S.A., 4.875%, 9/15/2025 (n)		910,000	939,575

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Chemicals - continued
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)		$375,000	$390,000
Symrise AG, 1.25%, 11/29/2025	EUR	140,000	160,547

			$4,006,144
Computer Software - 1.0%
Dassault Systemes S.A., 0.125%, 9/16/2026	EUR	100,000	$109,274
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$321,000	349,085
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		516,000	523,740
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		670,000	765,615
Microsoft Corp., 4.1%, 2/06/2037		436,000	515,570
Microsoft Corp., 3.95%, 8/08/2056		102,000	119,846
VeriSign, Inc., 5.25%, 4/01/2025		1,195,000	1,314,859
VeriSign, Inc., 4.75%, 7/15/2027		245,000	260,435

			$3,958,424
Computer Software - Systems - 1.6%
Apple, Inc., 4.5%, 2/23/2036		$217,000	$265,314
Apple, Inc., 4.25%, 2/09/2047		223,000	265,461
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028		680,000	710,396
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		1,610,000	1,754,900
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		625,000	646,875
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		1,270,000	1,301,750
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,200,000	1,283,940

			$6,228,636
Conglomerates - 2.0%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$730,000	$770,150
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		985,000	1,039,175
CFX Escrow Corp., 6.375%, 2/15/2026 (n)		485,000	523,800
EnerSys, 5%, 4/30/2023 (n)		835,000	862,138
Gates Global LLC, 6%, 7/15/2022 (n)		436,000	436,000
Gates Global LLC, 6.25%, 1/15/2026 (n)		620,000	620,068
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)		375,000	348,750
Illinois Tool Works, Inc., 1%, 6/05/2031	EUR	120,000	137,523
MTS Systems Corp., 5.75%, 8/15/2027 (n)		$500,000	521,250
Roper Technologies, Inc., 4.2%, 9/15/2028		152,000	167,086
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		550,000	595,375
TriMas Corp., 4.875%, 10/15/2025 (n)		1,605,000	1,641,112
United Technologies Corp., 3.65%, 8/16/2023		204,000	215,043
Wabtec Corp., 4.95%, 9/15/2028		140,000	155,570

			$8,033,040

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Construction - 0.5%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		$730,000	$779,275
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		155,000	157,860
Toll Brothers Finance Corp., 4.875%, 11/15/2025		485,000	526,710
Toll Brothers Finance Corp., 4.35%, 2/15/2028		470,000	487,918

			$1,951,763
Consumer Products - 0.8%
Coty, Inc., 6.5%, 4/15/2026 (n)		$460,000	$474,950
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)		880,000	939,400
Mattel, Inc., 6.75%, 12/31/2025 (n)		340,000	356,150
Mattel, Inc., 5.875%, 12/15/2027 (n)		594,000	601,484
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		250,000	260,944
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		272,000	280,103
Whirlpool Corp., 4.75%, 2/26/2029		328,000	367,164

			$3,280,195
Consumer Services - 1.3%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		$670,000	$705,175
Booking Holdings, Inc., 3.55%, 3/15/2028		141,000	150,776
Cimpress N.V., 7%, 6/15/2026 (n)		770,000	818,125
Experian Finance PLC, 4.25%, 2/01/2029 (n)		296,000	330,141
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		525,000	573,510
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		312,000	324,480
ManpowerGroup, Inc., 1.75%, 6/22/2026	EUR	150,000	176,084
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		$320,000	345,600
Realogy Group LLC, 9.375%, 4/01/2027 (n)		605,000	608,025
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		555,000	575,119
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2043 (n)		2,000,000	604,972
Visa, Inc., 4.3%, 12/14/2045		150,000	184,831

			$5,396,838
Containers - 2.3%
ARD Finance S.A., 6.5%, 6/30/2027 (n)(p)		$545,000	$543,065
Crown American LLC, 4.5%, 1/15/2023		875,000	914,812
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		910,000	941,850
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		900,000	943,875
DS Smith PLC, 0.875%, 9/12/2026	EUR	150,000	162,468
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		$805,000	766,763
Reynolds Group, 5.75%, 10/15/2020		494,245	494,838
Reynolds Group, 5.125%, 7/15/2023 (n)		450,000	460,125

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - continued
Reynolds Group, 7%, 7/15/2024 (n)		$365,000	$377,775
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		337,000	343,740
Sealed Air Corp., 4.875%, 12/01/2022 (n)		1,110,000	1,168,275
Silgan Holdings, Inc., 4.75%, 3/15/2025		855,000	874,238
Silgan Holdings, Inc., 4.125%, 2/01/2028 (n)		665,000	666,250
Trivium Packaging Finance B.V., 3.75%, 8/15/2026	EUR	265,000	307,625
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		$400,000	435,000

			$9,400,699
Electrical Equipment - 0.3%
CommScope Technologies LLC, 6%, 6/15/2025 (n)		$495,000	$477,675
CommScope Technologies LLC, 5%, 3/15/2027 (n)		930,000	816,094

			$1,293,769
Electronics - 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$457,000	$466,507
Broadcom, Inc., 4.25%, 4/15/2026 (n)		271,000	283,904
Entegris, Inc., 4.625%, 2/10/2026 (n)		1,060,000	1,095,478
Qorvo, Inc., 5.5%, 7/15/2026		920,000	978,650
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		1,090,000	1,199,000
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,465,000	1,585,863

			$5,609,402
Emerging Market Quasi-Sovereign - 5.8%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)		$1,137,000	$1,405,616
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		1,224,000	1,279,080
CCBL (Cayman) 1 Corp. Ltd., 3.5%, 5/16/2024		379,000	388,991
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	250,000	273,629
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029		$960,000	1,008,207
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)		483,000	543,621
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		568,000	572,847
Empresas Publicas de Medellin, 4.25%, 7/18/2029 (n)		426,000	438,780
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		1,022,000	1,086,656
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		624,000	659,468
Greenko Dutch B.V., 5.25%, 7/24/2024		877,000	887,612
Industrial and Commercial Bank of China, 4.875%, 9/21/2025		359,000	393,851

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)		$500,000	$575,200
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		750,000	785,625
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024 (n)		553,000	555,212
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		200,000	200,800
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		1,086,000	1,086,117
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		1,316,000	1,302,024
Office Cherifien des Phosphates S.A. (Republic of Madagascar), 6.875%, 4/25/2044		200,000	249,828
Petrobras Global Finance B.V. (Federative Republic of Brazil), 5.75%, 2/01/2029		1,007,000	1,106,492
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.9%, 3/19/2049		916,000	1,047,629
Petrobras International Finance Co. (Federative Republic of Brazil), 6.75%, 1/27/2041		374,000	424,995
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		1,062,000	1,147,491
Petroleos del Peru S.A., 4.75%, 6/19/2032		275,000	297,138
Petroleos Mexicanos, 6.49%, 1/23/2027 (n)		904,000	951,912
Petroleos Mexicanos, 6.84%, 1/23/2030 (n)		400,000	420,200
Power Finance Corp. Ltd. (Republic of India), 3.75%, 12/06/2027		200,000	199,035
Power Finance Corp. Ltd. (Republic of India), 5.25%, 8/10/2028		450,000	489,948
PT Indonesia Asahan Aluminium (Persero), 6.757%, 11/15/2048 (n)		944,000	1,195,100
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		250,000	258,829
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		300,000	322,846
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,315,000	1,551,700
State Bank of India (London), 4.375%, 1/24/2024		200,000	210,486

			$23,316,965
Emerging Market Sovereign - 11.0%
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	1,336,000	$1,531,394
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$320,000	324,480
Arab Republic of Egypt, 8.5%, 1/31/2047		1,395,000	1,474,934
Dominican Republic, 5.95%, 1/25/2027		489,000	529,783

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Dominican Republic, 6.4%, 6/05/2049 (n)		$700,000	$732,375
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		313,000	340,525
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		798,000	869,022
Federative Republic of Brazil, 4.5%, 5/30/2029		400,000	419,500
Government of Jamaica, 7.875%, 7/28/2045		479,000	626,101
Government of Ukraine, 7.75%, 9/01/2024		1,047,000	1,105,628
Government of Ukraine, 7.75%, 9/01/2025		900,000	950,400
Government of Ukraine, 7.75%, 9/01/2027		849,000	895,338
Hellenic Republic (Republic of Greece), 3.875%, 3/12/2029	EUR	6,783,000	9,027,181
Kingdom of Saudi Arabia, 4.375%, 4/16/2029 (n)		$934,000	1,043,465
Oriental Republic of Uruguay, 4.375%, 1/23/2031		500,000	553,500
Republic of Angola, 9.375%, 5/08/2048		454,000	464,896
Republic of Argentina, 5.875%, 1/11/2028		1,000,000	396,500
Republic of Argentina, 3.75%, 12/31/2038		300,000	117,375
Republic of Colombia, 5.2%, 5/15/2049		989,000	1,168,998
Republic of Costa Rica, 6.125%, 2/19/2031 (n)		820,000	829,430
Republic of Cote d’Ivoire, 5.25%, 3/22/2030	EUR	929,000	1,017,322
Republic of Croatia, 1.125%, 6/19/2029		1,050,000	1,192,715
Republic of Ghana, 8.125%, 3/26/2032 (n)		$610,000	600,850
Republic of Guatemala, 4.9%, 6/01/2030 (n)		300,000	315,000
Republic of Guatemala, 6.125%, 6/01/2050 (n)		777,000	893,550
Republic of Hungary, 7.625%, 3/29/2041		470,000	766,100
Republic of Indonesia, 3.5%, 1/11/2028		600,000	622,726
Republic of Indonesia, 8.25%, 5/15/2029	IDR	21,298,000,000	1,632,102
Republic of Indonesia, 8.375%, 3/15/2034		20,260,000,000	1,544,342
Republic of Indonesia, 7.5%, 6/15/2035		13,700,000,000	975,541
Republic of Kazakhstan, 1.5%, 9/30/2034 (n)	EUR	281,000	309,849
Republic of Kenya, 8%, 5/22/2032 (n)		$1,028,000	1,082,897
Republic of Paraguay, 6.1%, 8/11/2044 (n)		300,000	360,300
Republic of Romania, 2%, 12/08/2026 (n)	EUR	989,000	1,168,031
Republic of South Africa, 4.85%, 9/30/2029		$396,000	391,240
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)		748,000	706,862
Republic of Turkey, 5.6%, 11/14/2024		1,041,000	1,045,528
Republic of Turkey, 4.875%, 10/09/2026		516,000	485,279
Russian Federation, 4.75%, 5/27/2026		800,000	886,880
Russian Federation, 4.375%, 3/21/2029		1,000,000	1,100,100
Russian Federation, 5.1%, 3/28/2035 (n)		600,000	706,536
State of Qatar, 4%, 3/14/2029 (n)		683,000	760,930
State of Qatar, 4.817%, 3/14/2049 (n)		1,283,000	1,585,852
United Mexican States, 4.5%, 4/22/2029		800,000	876,800

			$44,428,157

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - 1.3%
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)		$451,812	$370
Callon Petroleum Co., 6.375%, 7/01/2026		485,000	452,262
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)		720,000	711,450
Highpoint Operating Corp., 7%, 10/15/2022		180,000	164,250
Jagged Peak Energy LLC, 5.875%, 5/01/2026		325,000	328,333
Laredo Petroleum, Inc., 6.25%, 3/15/2023		50,000	43,099
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)		505,000	501,844
Montage Resources Corp., 8.875%, 7/15/2023		180,000	146,700
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)		525,000	542,719
Range Resources Corp., 4.875%, 5/15/2025		115,000	93,725
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)		680,000	23,800
SM Energy Co., 6.75%, 9/15/2026		405,000	368,550
Southwestern Energy Co., 6.2%, 1/23/2025		65,000	56,551
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		987,000	1,036,005
WPX Energy, Inc., 5.75%, 6/01/2026		670,000	687,574

			$5,157,232
Energy - Integrated - 0.2%
BP Capital Markets America, Inc., 3.41%, 2/11/2026		$487,000	$514,778
Eni S.p.A., 4.25%, 5/09/2029 (n)		200,000	219,119
OMV AG, 1%, 7/03/2034	EUR	70,000	77,856

			$811,753
Entertainment - 1.0%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025		$280,000	$260,400
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)		260,000	269,100
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)		1,815,000	1,932,975
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)		175,000	180,250
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)		1,480,000	1,531,800

			$4,174,525
Financial Institutions - 2.1%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$212,000	$218,388
Arrow Global Finance PLC, 5.125%, 9/15/2024	GBP	420,000	545,923
Avation Capital S.A., 6.5%, 5/15/2021 (n)		$350,000	363,125
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		405,000	435,335
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		381,000	395,059
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		134,000	141,357
GE Capital International Funding Co., 3.373%, 11/15/2025		382,000	394,850
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		1,565,000	1,600,682

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	300,000	$341,377
Grand City Properties S.A., 2.5%, 10/24/2069		200,000	225,220
LEG Immobilien AG, 0.875%, 11/28/2027		100,000	110,401
OneMain Financial Corp., 6.875%, 3/15/2025		$410,000	468,232
OneMain Financial Corp., 7.125%, 3/15/2026		485,000	558,962
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		1,620,000	1,772,928
Springleaf Finance Corp., 5.375%, 11/15/2029		125,000	128,750
Wand Merger Corp., 8.125%, 7/15/2023 (n)		560,000	599,200

			$8,299,789
Food & Beverages - 2.5%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	150,000	$178,097
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031		100,000	119,859
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$80,000	90,191
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		110,000	145,894
Constellation Brands, Inc., 4.4%, 11/15/2025		227,000	249,070
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)		845,000	885,137
Danone S.A., 2.077%, 11/02/2021 (n)		236,000	235,891
Danone S.A., 2.589%, 11/02/2023 (n)		553,000	560,189
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		265,000	278,913
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		865,000	954,657
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)		556,000	573,236
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)		1,175,000	1,241,094
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)		920,000	972,900
NBM U.S. Holdings, Inc., 7%, 5/14/2026 (n)		760,000	807,105
Performance Food Group Co., 5.5%, 10/15/2027 (n)		515,000	547,187
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)		410,000	425,375
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)		580,000	626,400
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)		1,235,000	1,273,236

			$10,164,431
Forest & Paper Products - 0.3%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (n)		$251,000	$247,863
Suzano Austria GmbH, 6%, 1/15/2029		289,000	320,067
Suzano Austria GmbH, 5%, 1/15/2030		450,000	464,625

			$1,032,555
Gaming & Lodging - 2.5%
CCM Merger, Inc., 6%, 3/15/2022 (n)		$715,000	$729,300
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025		1,060,000	1,163,382
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026		475,000	523,418
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026		980,000	1,031,450

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - continued
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025		$1,065,000	$1,094,287
Las Vegas Sands Corp., 3.9%, 8/08/2029		101,000	104,593
MGM Growth Properties LLC, 4.5%, 9/01/2026		835,000	878,837
Scientific Games Corp., 8.25%, 3/15/2026 (n)		610,000	660,386
Vici Properties, REIT, 4.25%, 12/01/2026 (n)		540,000	550,800
Vici Properties, REIT, 4.625%, 12/01/2029 (n)		125,000	128,894
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)		1,705,000	1,798,775
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)		815,000	868,994
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)		390,000	406,575
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)		210,000	217,088

			$10,156,779
Industrial - 0.2%
Bilfinger SE, 4.5%, 6/14/2024	EUR	400,000	$473,191
Blitz F18-674 GmbH, 6%, 7/30/2026		270,000	320,140
Investor AB, 1.5%, 6/20/2039		100,000	118,226

			$911,557
Insurance - 0.3%
American International Group, Inc., 1.875%, 6/21/2027	EUR	110,000	$130,651
American International Group, Inc., 3.875%, 1/15/2035		$225,000	239,775
Argentum Zurich Insurance, 3.5%, 10/01/2046	EUR	200,000	254,550
Assicurazioni Generali S.p.A., 2.124%, 10/01/2030		100,000	111,325
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050		100,000	110,847
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 12/31/2099		100,000	114,428
NN Group N.V., 4.625% to 4/08/2024, FLR (EURIBOR - 3mo. + 3.95%) to 4/08/2044		200,000	251,138
Prudential PLC, 3.875% to 7/20/2024, FLR (GBP Government Yield-5yr. + 3.5%) to 7/20/2029, FLR (GBP Government Yield -5yr. + 4.5%) to 7/20/2049	GBP	100,000	132,085

			$1,344,799
Insurance - Health - 0.4%
Centene Corp., 6.125%, 2/15/2024		$590,000	$613,231
Centene Corp., 5.375%, 6/01/2026 (n)		705,000	748,182
Centene Corp., 4.25%, 12/15/2027 (n)		215,000	221,181

			$1,582,594
Insurance - Property & Casualty - 1.1%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$735,000	$777,262
AssuredPartners, Inc., 7%, 8/15/2025 (n)		535,000	533,662

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$234,000	$240,303
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		221,000	227,167
Chubb INA Holdings, Inc., 0.875%, 6/15/2027	EUR	100,000	113,081
Chubb INA Holdings, Inc., 2.5%, 3/15/2038		126,000	166,980
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$202,000	204,265
Hub International Ltd., 7%, 5/01/2026 (n)		1,065,000	1,091,625
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		159,000	166,905
Marsh & McLennan Cos., Inc., 1.979%, 3/21/2030	EUR	100,000	121,227
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		$131,000	151,714
Progressive Corp., 4.125%, 4/15/2047		226,000	262,534
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	200,000	271,526

			$4,328,251
International Market Quasi-Sovereign - 0.4%
Electricite de France, 5.875% to 1/22/2029, FLR (GBP Swap Rate -15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 7/22/2049	GBP	300,000	$422,925
Islandsbanki (Republic of Iceland), 1.125%, 1/19/2024	EUR	300,000	332,939
KFW German Government Development Bank, 1.125%, 6/15/2037		510,000	643,893
Vattenfall AB (Kingdom of Sweden), 0.5%, 6/24/2026		100,000	111,511

			$1,511,268
International Market Sovereign - 14.8%
Bundesrepublik Deutschland, 0.25%, 8/15/2028	EUR	937,000	$1,094,169
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	3,197,000	2,610,195
Federal Republic of Germany, 3.25%, 7/04/2042	EUR	375,000	717,011
Federal Republic of Germany, 2.5%, 7/04/2044		997,000	1,756,246
Government of Bermuda, 4.75%, 2/15/2029 (n)		$487,000	547,875
Government of Canada, 1.5%, 6/01/2026	CAD	9,054,000	6,823,797
Government of Canada, 5.75%, 6/01/2033		2,425,000	2,760,279
Government of Canada, 5%, 6/01/2037		490,000	562,399
Government of Japan, 1.8%, 9/20/2030	JPY	739,800,000	8,104,850
Government of Japan, 2.4%, 3/20/2037		631,200,000	7,934,937
Kingdom of Belgium, 1.6%, 6/22/2047	EUR	310,000	422,162
Kingdom of Spain, 1.95%, 7/30/2030		55,000	69,772
Kingdom of Spain, 1.85%, 7/30/2035		1,920,000	2,434,496
Kingdom of Sweden, 2.25%, 6/01/2032	SEK	9,250,000	1,212,564
Obrigacoes do Tesouro (Republic of Portugal), 2.25%, 4/18/2034	EUR	800,000	1,055,044
Republic of France, 1.25%, 5/25/2036		1,750,000	2,215,961
Republic of France, 1.5%, 5/25/2050		1,340,000	1,786,220
Republic of Italy, 2.1%, 7/15/2026		1,550,000	1,836,579

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Republic of Italy, 4%, 2/01/2037	EUR	2,325,000	$3,329,171
Republic of Italy, 3.1%, 3/01/2040		2,120,000	2,711,674
Republic of Italy, 3.45%, 3/01/2048		380,000	519,789
Republic of Portugal, 4.1%, 4/15/2037		15,000	24,651
United Kingdom Treasury, 1.625%, 10/22/2028	GBP	2,550,000	3,586,555
United Kingdom Treasury, 0.875%, 10/22/2029		3,260,000	4,284,836
United Kingdom Treasury, 1.75%, 9/07/2037		840,000	1,199,510

			$59,600,742
Local Authorities - 0.1%
Province of Alberta, 4.5%, 12/01/2040	CAD	255,000	$255,031
Province of British Columbia, 2.3%, 6/18/2026		370,000	284,994

			$540,025
Machinery & Tools - 0.1%
CNH Industrial Capital LLC, 1.875%, 1/19/2026	EUR	200,000	$231,959

Major Banks - 2.2%
Bank of America Corp., 2.625%, 4/19/2021		$370,000	$373,355
Bank of America Corp., 3.5%, 4/19/2026		400,000	424,586
Bank of New York Mellon Corp., 2.95%, 1/29/2023		414,000	426,335
Bankinter S.A., 0.875%, 7/08/2026	EUR	200,000	221,296
Barclays PLC, 3.125%, 1/17/2024	GBP	150,000	202,915
Barclays PLC, 7.875%, 12/29/2049		$600,000	642,750
Credit Agricole S.A., 1.25%, 10/02/2024	GBP	100,000	128,472
Credit Suisse Group AG, 1.25%, 7/17/2025	EUR	150,000	170,940
Credit Suisse Group AG, 1%, 6/24/2027		350,000	393,535
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)		$600,000	664,500
Erste Group Bank AG, 0.875%, 5/22/2026	EUR	100,000	112,898
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		200,000	218,887
HSBC Holdings PLC, 4.375%, 11/23/2026		$269,000	289,420
JPMorgan Chase & Co., 2.95%, 10/01/2026		201,000	207,366
JPMorgan Chase & Co., 3.54%, 5/01/2028		291,000	308,562
JPMorgan Chase & Co., 4.26%, 2/22/2048		153,000	181,774
Lloyds Bank PLC, 0.5% to 11/12/2024, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/12/2025	EUR	300,000	327,750
Morgan Stanley, 3.125%, 7/27/2026		$426,000	441,508
Nationwide Building Society, 1.5%, 3/08/2026	EUR	100,000	114,776
Sumitomo Mitsui Financial Group, Inc., 0.465%, 5/30/2024		100,000	110,900
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		$439,000	466,925
Svenska Handelsbanken AB, 5.25%, 12/29/2049		239,000	241,988
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		1,020,000	1,119,450

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		$350,000	$354,377
UniCredit S.p.A., 1.625% to 7/03/2024, FLR (EURIBOR - 3mo. + 1.9%) to 7/03/2025	EUR	250,000	281,679
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)		$350,000	375,209

			$8,802,153
Medical & Health Technology & Services - 4.3%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$200,000	$210,329
Avantor, Inc., 9%, 10/01/2025 (n)		910,000	1,012,375
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)		175,000	165,813
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	250,000	284,890
Becton, Dickinson and Co., 3.734%, 12/15/2024		$239,000	253,078
Cigna Corp., 4.125%, 11/15/2025		201,000	216,883
DaVita, Inc., 5%, 5/01/2025		905,000	933,670
Encompass Health Corp., 5.75%, 9/15/2025		350,000	367,500
Encompass Health Corp., 4.5%, 2/01/2028		135,000	138,375
HCA, Inc., 7.5%, 2/15/2022		795,000	880,463
HCA, Inc., 5.375%, 2/01/2025		2,240,000	2,475,200
HCA, Inc., 5.875%, 2/15/2026		1,175,000	1,326,281
HCA, Inc., 5.625%, 9/01/2028		125,000	141,250
HCA, Inc., 5.125%, 6/15/2039		103,000	113,924
HealthSouth Corp., 5.125%, 3/15/2023		1,230,000	1,256,138
Heartland Dental LLC, 8.5%, 5/01/2026 (n)		465,000	463,514
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		1,410,000	1,480,500
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		200,000	204,352
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		310,000	348,725
Medtronic Global Holdings S.C.A., 1.75%, 7/02/2049	EUR	350,000	386,065
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)		$420,000	381,150
Northwell Healthcare, Inc., 4.26%, 11/01/2047		172,000	189,171
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)		295,000	244,776
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)		510,000	535,500
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		735,000	808,500
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)		170,000	90,100
Tenet Healthcare Corp., 6.75%, 6/15/2023		510,000	550,800
Tenet Healthcare Corp., 4.875%, 1/01/2026 (n)		565,000	586,894
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		476,000	497,903
Thermo Fisher Scientific, Inc., 0.875%, 10/01/2031	EUR	100,000	108,298
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)		$500,000	475,000

			$17,127,417
Medical Equipment - 0.7%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	150,000	$177,580
Abbott Ireland Financing DAC, 0.375%, 11/19/2027		100,000	109,350
Boston Scientific Corp., 0.625%, 12/01/2027		100,000	109,855

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical Equipment - continued
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028	EUR	100,000	$108,643
DH Europe Finance II S.à r.l., 1.35%, 9/18/2039		100,000	106,356
DH Europe Finance II S.à r.l., 1.8%, 9/18/2049		100,000	108,137
EssilorLuxottica S.A., 0.375%, 11/27/2027		100,000	110,356
EssilorLuxottica S.A., 0.75%, 11/27/2031		100,000	111,014
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)		$690,000	707,250
Teleflex, Inc., 4.875%, 6/01/2026		285,000	297,825
Teleflex, Inc., 4.625%, 11/15/2027		980,000	1,036,350

			$2,982,716
Metals & Mining - 1.7%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$540,000	$541,350
Compass Minerals International Co., 6.75%, 12/01/2027 (n)		425,000	439,875
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034		460,000	456,550
Freeport-McMoRan, Inc., 5%, 9/01/2027		580,000	595,225
Freeport-McMoRan, Inc., 5.25%, 9/01/2029		580,000	596,675
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)		225,000	224,566
Harsco Corp., 5.75%, 7/31/2027 (n)		570,000	599,925
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		774,000	794,434
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)		710,000	457,507
Novelis Corp., 5.875%, 9/30/2026 (n)		1,010,000	1,057,975
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		245,000	163,231
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)		230,000	208,150
TMS International Corp., 7.25%, 8/15/2025 (n)		745,000	633,250

			$6,768,713
Midstream - 2.9%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$1,232,000	$1,353,660
AI Candelaria Spain SLU, 7.5%, 12/15/2028		250,000	274,688
APT Pipelines Ltd., 5%, 3/23/2035 (n)		280,000	320,661
Cheniere Energy Partners LP, 5.25%, 10/01/2025		2,030,000	2,090,900
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)		310,000	311,643
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)		157,000	158,513
Cosan Ltd., 5.5%, 9/20/2029 (n)		1,207,000	1,245,358
Genesis Energy LP/Genesis Energy Finance Co., 6.25%, 5/15/2026		215,000	187,438
MPLX LP, 4.5%, 4/15/2038		170,000	169,654
ONEOK, Inc., 4.95%, 7/13/2047		229,000	241,524
Peru LNG, 5.375%, 3/22/2030		1,358,000	1,317,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Plains All American Pipeline, 3.55%, 12/15/2029	$166,000	$160,044
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	333,000	350,582
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	831,680	876,613
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	550,000	554,813
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	680,000	698,632
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	385,000	405,097
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	1,095,000	1,114,162

		$11,831,242
Mortgage-Backed - 6.4%
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	$34,071	$38,261
Fannie Mae, 5.5%, 7/01/2033 - 7/01/2035	118,996	131,822
Fannie Mae, 6%, 8/01/2034 - 2/01/2037	56,271	64,286
Fannie Mae, 2.5%, 10/01/2034	2,013,476	2,035,602
Fannie Mae, 3%, 11/01/2034	1,977,942	2,032,658
Freddie Mac, 0.263%, 2/25/2025 (i)	38,000,000	327,959
Freddie Mac, 3.117%, 6/25/2027	2,988,000	3,173,186
Freddie Mac, 3.194%, 7/25/2027	1,073,000	1,145,590
Freddie Mac, 3.6%, 1/25/2028	910,000	994,867
Freddie Mac, 0.26%, 2/25/2028 (i)	36,576,000	470,312
Freddie Mac, 0.427%, 2/25/2028 (i)	15,572,000	392,344
Freddie Mac, 3.65%, 2/25/2028	880,000	965,209
Freddie Mac, 0.248%, 4/25/2028 (i)	15,983,000	190,505
Freddie Mac, 3.9%, 4/25/2028 - 8/25/2028	2,560,000	2,863,744
Freddie Mac, 3.926%, 7/25/2028	5,400,000	6,062,930
Freddie Mac, 4.06%, 10/25/2028	1,990,000	2,260,800
Freddie Mac, 1.09%, 7/25/2029 (i)	1,891,149	170,301
Freddie Mac, 6%, 8/01/2034	45,606	52,206
Ginnie Mae, 3%, 11/20/2049	2,175,000	2,236,989

		$25,609,571
Municipals - 0.6%
Chicago, IL, ”B“, 7.375%, 1/01/2033	$955,000	$1,143,202
Commonwealth of Puerto Rico, Public Improvement, ”C-7“, 6%, 7/01/2027	20,000	20,603
New Jersey Economic Development Authority State Pension Funding Rev., ”A“, 7.425%, 2/15/2029	499,000	630,676
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”C“, 5.45%, 8/15/2028	346,000	393,810

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Municipals - continued
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”C“, 4.65%, 8/15/2030		$221,000	$253,624
Puerto Rico Electric Power Authority Rev., ”PP“, 5%, 7/01/2022		95,000	96,606

			$2,538,521
Natural Gas - Distribution - 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$248,000	$256,920
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		250,000	237,500

			$494,420
Natural Gas - Pipeline - 0.1%
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/2029 (n)		$267,000	$266,814

Network & Telecom - 0.6%
AT&T, Inc., 4.75%, 5/15/2046		$261,000	$291,788
C&W Senior Financing DAC, 7.5%, 10/15/2026 (n)		388,000	416,615
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)		400,000	422,250
Verizon Communications, Inc., 4.329%, 9/21/2028		484,000	548,939
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	130,000	141,056
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)		$410,000	418,200

			$2,238,848
Oil Services - 0.3%
Apergy Corp., 6.375%, 5/01/2026		$555,000	$549,450
Diamond Offshore Drill Co., 5.7%, 10/15/2039		545,000	301,112
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)		140,000	123,025
Nabors Industries, Inc., 5.75%, 2/01/2025		395,000	308,100

			$1,281,687
Oils - 0.6%
Neste Oyj, 1.5%, 6/07/2024	EUR	200,000	$230,013
Parkland Fuel Corp., 6%, 4/01/2026 (n)		$810,000	866,295
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023		150,000	155,858
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		805,000	851,287
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		355,000	461,428

			$2,564,881
Other Banks & Diversified Financials - 1.1%
AIB Group PLC, 1.25%, 5/28/2024	EUR	200,000	$224,835
Banco de Credito del Peru, 2.7%, 1/11/2025 (n)		$392,000	390,040
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)		620,000	624,475

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Belfius Bank S.A., 0.375%, 2/13/2026	EUR	300,000	$326,541
BPCE S.A., 0.5%, 2/24/2027		200,000	218,134
BPCE S.A., 5.25%, 4/16/2029	GBP	100,000	159,079
Commerzbank AG, 0.625%, 8/28/2024	EUR	90,000	100,659
Commerzbank AG, 4%, 3/23/2026		125,000	153,983
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$250,000	268,650
ING Groep N.V., 1% to 11/13/2025, FLR (EUR Swap Rate - 5yr. + 1.2%) to 11/13/2030	EUR	100,000	109,793
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	100,000	138,386
Intesa Sanpaolo S.p.A., 0.75%, 12/04/2024	EUR	100,000	110,310
JSC Kazkommertsbank, 5.5%, 12/21/2022		$834,460	840,217
KBC Group N.V., 0.5% to 12/03/2024, FLR (EUR Swap Rate - 5yr. + 1.1%) to 12/03/2029	EUR	100,000	108,388
Macquarie Group Ltd., 1.25%, 3/05/2025		100,000	113,711
UBS AG, 5.125%, 5/15/2024		$447,000	480,516
Virgin Money UK PLC, 4% to 9/03/2026, FLR (GBP Government Yield - 1yr. + 3.75%) to 9/03/2027	GBP	150,000	197,810

			$4,565,527
Pharmaceuticals - 0.8%
Allergan Funding SCS, 2.625%, 11/15/2028	EUR	130,000	$163,920
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)		$600,000	607,500
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)		150,000	152,437
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)		345,000	215,625
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)		368,000	370,760
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)		1,640,000	1,705,551

			$3,215,793
Pollution Control - 0.3%
Covanta Holding Corp., 5.875%, 3/01/2024		$630,000	$648,900
Covanta Holding Corp., 6%, 1/01/2027		235,000	246,163
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)		375,000	399,114

			$1,294,177
Printing & Publishing - 0.2%
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)		$105,000	$105,394
Nielsen Finance LLC, 5%, 4/15/2022 (n)		764,000	768,775

			$874,169
Railroad & Shipping - 0.1%
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)		$511,000	$539,744

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Healthcare - 0.3%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026		$670,000	$712,016
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027		375,000	393,750

			$1,105,766
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$250,000	$257,555
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	150,000	176,774
Merlin Properties SOCIMI S.A., REIT, 1.875%, 12/04/2034		100,000	108,591

			$542,920
Real Estate - Other - 1.1%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024		$800,000	$825,440
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027		1,000,000	1,100,000
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023		835,000	853,787
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)		1,323,000	1,362,690
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	250,000	283,393

			$4,425,310
Restaurants - 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)		$475,000	$490,437
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)		1,740,000	1,844,574
Yum! Brands, Inc., 4.75%, 1/15/2030 (n)		445,000	460,575

			$2,795,586
Retailers - 0.9%
AA Bond Co. Ltd., 2.75%, 7/31/2043	GBP	200,000	$242,720
AA Bond Co. Ltd., 2.875%, 7/31/2043		175,000	220,356
Dollar Tree, Inc., 4.2%, 5/15/2028		$25,000	26,739
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)		485,000	492,275
EG Global Finance PLC, 6.75%, 2/07/2025 (n)		400,000	395,000
Home Depot, Inc., 2.625%, 6/01/2022		231,000	235,382
Home Depot, Inc., 3%, 4/01/2026		310,000	325,255
L Brands, Inc., 5.25%, 2/01/2028		865,000	802,288
S.A.C.I. Falabella, 3.75%, 4/30/2023		300,000	304,734
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025		365,000	378,231

			$3,422,980

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Specialty Chemicals - 0.3%
Koppers, Inc., 6%, 2/15/2025 (n)		$419,000	$424,237
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		807,000	825,319

			$1,249,556
Specialty Stores - 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024		$395,000	$405,862
Penske Automotive Group Co., 5.5%, 5/15/2026		515,000	540,750
PetSmart, Inc., 5.875%, 6/01/2025 (n)		161,000	157,780
Richemont International S.A., 1.5%, 3/26/2030	EUR	100,000	120,739

			$1,225,131
Supermarkets - 0.8%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024		$291,000	$305,265
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025		400,000	408,000
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		315,000	311,094
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)		45,000	47,081
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022		1,553,000	1,650,839
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	262,000	212,947
Tesco Corporate Treasury Services PLC, 0.875%, 5/29/2026	EUR	100,000	109,882

			$3,045,108
Supranational - 0.2%
Banque Ouest Africaine de Developpement, 4.7%, 10/22/2031		$200,000	$201,540
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	170,000	117,285
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		210,000	165,296
West African Development Bank, 4.7%, 10/22/2031 (n)		$457,000	460,519

			$944,640
Telecommunications - Wireless - 3.8%
Altice France S.A., 8.125%, 2/01/2027 (n)		$675,000	$747,562
Altice France S.A., 5.5%, 1/15/2028 (n)		200,000	202,000
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		840,000	874,650
American Tower Corp., REIT, 3.5%, 1/31/2023		465,000	481,852
American Tower Corp., REIT, 4%, 6/01/2025		250,000	267,203
Crown Castle International Corp., 3.7%, 6/15/2026		157,000	165,787
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		400,000	381,668
Millicom International Cellular S.A., 5.125%, 1/15/2028		1,554,000	1,587,022
SBA Communications Corp., 4%, 10/01/2022		1,190,000	1,212,312
SBA Communications Corp., 4.875%, 9/01/2024		885,000	917,533
SFR Group S.A., 7.375%, 5/01/2026 (n)		890,000	950,075
Sprint Corp., 7.875%, 9/15/2023		1,375,000	1,511,641
Sprint Corp., 7.125%, 6/15/2024		1,540,000	1,659,350

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Nextel Corp., 6%, 11/15/2022		$455,000	$478,888
Tele2 AB Co., 2.125%, 5/15/2028	EUR	300,000	361,167
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		$500,000	532,500
T-Mobile USA, Inc., 6.5%, 1/15/2024		315,000	326,025
T-Mobile USA, Inc., 5.125%, 4/15/2025		640,000	661,600
T-Mobile USA, Inc., 6.5%, 1/15/2026		615,000	658,050
T-Mobile USA, Inc., 5.375%, 4/15/2027		910,000	972,562
Vodafone Group PLC, 2.5%, 5/24/2039	EUR	150,000	181,121

			$15,130,568
Telephone Services - 0.1%
Deutsche Telekom AG, 1.75%, 12/09/2049	EUR	200,000	$214,545

Tobacco - 0.1%
Altria Group, Inc., 1.7%, 6/15/2025	EUR	120,000	$135,812
Imperial Brands Finance PLC, 1.375%, 1/27/2025		150,000	168,753
Philip Morris International, Inc., 1.45%, 8/01/2039		200,000	202,743

			$507,308
Transportation - Services - 0.6%
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/03/2029		$200,000	$207,031
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		250,000	353,188
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	100,000	182,862
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		$1,360,000	1,327,700
Transurban Finance Co., 1.75%, 3/29/2028	EUR	100,000	118,838
Vinci S.A., 3.75%, 4/10/2029 (n)		$303,000	333,448

			$2,523,067
U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$14,464,000	$17,771,510
U.S. Treasury Bonds, 3.125%, 2/15/2043		451,000	527,864
U.S. Treasury Bonds, 2.25%, 8/15/2049		311,800	314,772
U.S. Treasury Notes, 2%, 11/15/2026 (f)		11,859,000	12,073,018
U.S. Treasury Notes, 2.25%, 11/15/2027		600,000	622,547
U.S. Treasury Notes, 2.375%, 5/15/2029		160,000	168,175

			$31,477,886
Utilities - Electric Power - 2.9%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,488,000	$1,582,306
Clearway Energy Operating LLC, 5.75%, 10/15/2025		1,945,000	2,042,250
Consorcio Transmantaro S.A., 4.7%, 4/16/2034 (n)		200,000	219,000
Drax Finco PLC, 6.625%, 11/01/2025 (n)		650,000	688,220
Duke Energy Corp., 3.75%, 9/01/2046		115,000	119,952

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Duke Energy Corp., 4.2%, 6/15/2049		$302,000	$337,619
Emera U.S. Finance LP, 2.7%, 6/15/2021		98,000	98,711
Emera U.S. Finance LP, 3.55%, 6/15/2026		112,000	116,800
Empresa Electrica Cochrane S.p.A., 5.5%, 5/14/2027 (n)		262,000	265,930
Enel Finance International N.V., 0.375%, 6/17/2027	EUR	100,000	108,641
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$200,000	204,432
Exelon Corp., 3.497%, 6/01/2022		151,000	154,838
innogy Finance B.V., 4.75%, 1/31/2034	GBP	100,000	165,560
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (n)		$949,660	1,098,662
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		280,000	286,036
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		592,000	604,762
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)		1,175,000	1,207,313
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		355,000	362,100
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)		515,000	529,070
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		250,000	257,845
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		180,000	187,200
Terraform Power Operating Co., 5%, 1/31/2028 (n)		550,000	571,659
Virginia Electric & Power Co., 3.5%, 3/15/2027		475,000	506,501

			$11,715,407
Utilities - Other - 0.0%
Suez S.A., 1.625% to 9/12/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.151%) to 9/12/2031, FLR (EUR ICE Swap Rate - 5yr. + 3.151%) to 12/31/2099	EUR	100,000	$109,068
Total Bonds (Identified Cost, $473,408,307)			$488,199,429

Floating Rate Loans (r) - 0.4%
Broadcasting - 0.1%
iHeartCommunications, Inc., Term Loan, 5/01/2026 (o)		$84,323	$84,850
Nexstar Broadcasting, Inc., Term Loan B4, 9/18/2026 (o)		103,000	103,349
WMG Acquisition Corp., Term Loan F, 11/01/2023 (o)		103,000	103,184

			$291,383
Cable TV - 0.0%
CSC Holdings LLC, Term Loan B, 4/15/2027 (o)		$103,000	$103,043

Chemicals - 0.1%
Axalta Coating Systems US, Term Loan B3, 6/01/2024 (o)		$175,000	$174,969
Platform Specialty Products Corp., Term Loan, 1/30/2026 (o)		103,000	103,129

			$278,098
Computer Software - Systems - 0.1%
Sabre GLBL Inc., Term Loan B, 2/22/2024 (o)		$206,000	$206,515
SS&C Technologies Inc., Term Loan B5, 4/16/2025 (o)		103,000	103,476

			$309,991

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans - continued
Conglomerates - 0.1%
Gates Global LLC, Term Loan B2, 4.452%, 4/01/2024 (o)	$221,788	$221,067

Medical & Health Technology & Services - 0.0%
DaVita, Inc., Term Loan B, 8/12/2026 (o)	$103,000	$103,515
Jaguar Holding Company II, Term Loan, 8/18/2022 (o)	103,000	103,086

		$206,601
Pharmaceuticals - 0.0%
Bausch Health Companies Inc., Term Loan B, 11/27/2025 (o)	$103,000	$103,368

Printing & Publishing - 0.0%
Nielsen Finance LLC, Term Loan B4, 10/04/2023 (o)	$103,000	$102,687
Total Floating Rate Loans (Identified Cost, $1,613,301)		$1,616,238

Common Stocks - 0.2%
Construction - 0.1%
ICA Tenedora, S.A. de C.V. (a)	110,829	$195,720

Energy - Independent - 0.0%
Frontera Energy Corp.	16,354	$115,979

Oil Services - 0.1%
LTRI Holdings LP (a)(u)	615	$311,061
Total Common Stocks (Identified Cost, $1,843,204)		$622,760

Convertible Bonds - 0.0%
Cable TV - 0.0%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $200,393)	$220,000	$207,487

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	274	$69
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	274	34
Total Warrants (Identified Cost, $0)				$103

Portfolio of Investments – continued

Investment Companies (h) - 2.6%
Issuer	Shares/Par	Value ($)
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 1.73% (v) (Identified Cost, $10,415,353)	10,416,113	$10,417,155

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.0%
Market Index Securities - 0.0%
Markit iTraxx Europe Index - December 2019 @ EUR 50 (Premiums Paid, $4,926)	Call	Goldman Sachs International	$5,618,671	EUR	5,100,000	$8,228

Written Options (see table below) - 0.0%
(Premiums Received, $1,112)						$(24)

Other Assets, Less Liabilities - (24.3)%						(97,825,928)
Net Assets - 100.0%						$403,245,448

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $10,417,155 and $490,654,245, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $196,378,306, representing 48.7% of net assets.

(o)

All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 10.25%, 4/08/2019	3/02/12-4/02/13	$482,712	$370
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Portfolio of Investments – continued

Derivative Contracts at 11/30/19

Written Options

Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives

Market Index Securities
Markit iTraxx Europe Index	Put	Goldman Sachs International	EUR(1,900,000)	$(2,093,230)	EUR80	December - 2019	$(24)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	4,012,000	USD	938,853	Barclays Bank PLC	2/04/2020	$4,956
CAD	260,000	USD	195,298	Deutsche Bank AG	12/13/2019	454
DKK	31,438	USD	4,639	Citibank N.A.	12/13/2019	0
EUR	268,359	USD	295,098	Citibank N.A.	12/13/2019	753
EUR	1,418,847	USD	1,563,520	Deutsche Bank AG	12/13/2019	684
EUR	101,220	USD	111,437	Goldman Sachs International	12/13/2019	153
EUR	157,106	USD	173,138	UBS AG	12/13/2019	64
GBP	334,898	USD	432,308	Citibank N.A.	12/13/2019	980
GBP	944,973	USD	1,217,026	Deutsche Bank AG	12/13/2019	5,571
GBP	2,199,790	USD	2,824,322	Goldman Sachs International	12/13/2019	21,746
GBP	765,000	USD	988,937	UBS AG	12/13/2019	813
IDR	17,436,290,000	USD	1,234,428	Barclays Bank PLC	12/04/2019	1,638
MXN	37,091,265	USD	1,875,368	Goldman Sachs International	12/13/2019	18,879
NZD	1,240,055	USD	794,424	Citibank N.A.	12/13/2019	1,581
NZD	1,084,293	USD	686,535	Deutsche Bank AG	12/13/2019	9,485
NZD	7,885,000	USD	5,032,522	Goldman Sachs International	12/13/2019	28,947
NZD	1,599,000	USD	1,015,583	JPMorgan Chase Bank N.A.	12/13/2019	10,833
NZD	1,572,000	USD	1,005,041	UBS AG	12/13/2019	4,043
SEK	20,200,000	USD	2,083,374	Citibank N.A.	12/13/2019	26,860
SGD	2,142	USD	1,551	UBS AG	12/13/2019	14
USD	1,761,711	AUD	2,597,000	Merrill Lynch International	12/13/2019	4,630
USD	949,811	BRL	4,012,000	Goldman Sachs International	12/03/2019	3,249
USD	989,547	CAD	1,304,000	Barclays Bank PLC	12/13/2019	7,776
USD	1,000,102	CAD	1,315,000	Citibank N.A.	12/13/2019	10,049

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	995,146	CAD	1,315,650	Deutsche Bank AG	12/13/2019	$4,603
USD	1,810,300	CAD	2,383,828	UBS AG	12/13/2019	15,535
USD	110,797	EUR	99,826	Brown Brothers Harriman	12/13/2019	744
USD	997,186	EUR	894,000	Citibank N.A.	12/13/2019	11,598
USD	111,053	EUR	99,762	Credit Suisse Group	12/13/2019	1,070
USD	3,378,563	EUR	3,043,915	Deutsche Bank AG	12/13/2019	22,809
USD	1,628,891	EUR	1,469,700	JPMorgan Chase Bank N.A.	12/13/2019	8,624
USD	604,641	EUR	545,951	Merrill Lynch International	12/13/2019	2,758
USD	412,528	EUR	370,000	UBS AG	2/20/2020	2,649
USD	2,368,342	EUR	2,141,270	UBS AG	12/13/2019	7,706
USD	132,473	GBP	101,875	Deutsche Bank AG	2/20/2020	348
USD	3,030,643	INR	216,888,000	Goldman Sachs International	1/30/2020	22,962
USD	918,671	JPY	98,080,565	Citibank N.A.	12/13/2019	22,035
USD	2,096,084	JPY	226,929,000	Goldman Sachs International	12/13/2019	21,536
USD	911,068	JPY	96,980,000	Merrill Lynch International	12/13/2019	24,493
USD	10,410,639	JPY	1,112,824,304	UBS AG	12/13/2019	237,382
USD	56,145	KRW	65,878,500	Barclays Bank PLC	1/31/2020	288
USD	71,269	KRW	84,119,000	Barclays Bank PLC	12/03/2019	51
USD	2,991,987	KRW	3,531,441,500	JPMorgan Chase Bank N.A.	12/03/2019	2,153
USD	1,002,409	MYR	4,161,000	Barclays Bank PLC	1/15/2020	6,852
USD	992,883	NOK	9,098,000	Deutsche Bank AG	12/13/2019	5,335
USD	900,034	NOK	8,269,000	Goldman Sachs International	12/13/2019	2,470
USD	3,096,797	NOK	28,331,000	JPMorgan Chase Bank N.A.	12/13/2019	21,593
USD	997,723	SGD	1,355,000	UBS AG	12/13/2019	6,948

						$616,700

Liability Derivatives
AUD	1,114,023	USD	768,755	Citibank N.A.	12/13/2019	$(15,028)
AUD	2,901,000	USD	2,006,369	Goldman Sachs International	12/13/2019	(43,607)
AUD	1,451,000	USD	998,523	Merrill Lynch International	12/13/2019	(16,803)
AUD	1,080,239	USD	744,500	UBS AG	12/13/2019	(13,631)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BRL	4,012,000	USD	949,811	Barclays Bank PLC	12/03/2019	$(3,249)
BRL	4,012,000	USD	981,121	Goldman Sachs International	12/03/2019	(34,560)
CAD	1,696,253	USD	1,286,401	Citibank N.A.	12/13/2019	(9,306)
CAD	4,000,000	USD	3,046,243	Goldman Sachs International	12/13/2019	(34,674)
CAD	318,000	USD	240,951	HSBC Bank	12/13/2019	(1,531)
EUR	1,530,831	USD	1,694,083	Citibank N.A.	12/13/2019	(6,424)
EUR	626,802	USD	701,448	Credit Suisse Group	12/13/2019	(10,432)
EUR	152,266	USD	170,222	Deutsche Bank AG	12/13/2019	(2,356)
EUR	121,376	USD	135,674	Goldman Sachs International	12/13/2019	(1,863)
EUR	951,360	USD	1,053,199	JPMorgan Chase Bank N.A.	12/13/2019	(4,374)
EUR	459,000	USD	510,559	UBS AG	1/15/2020	(3,230)
EUR	3,782,020	USD	4,198,742	UBS AG	12/13/2019	(29,266)
INR	216,889,000	USD	3,037,236	JPMorgan Chase Bank N.A.	1/30/2020	(29,541)
JPY	386,507	USD	3,621	Deutsche Bank AG	12/13/2019	(88)
JPY	108,266,130	USD	999,108	UBS AG	12/13/2019	(9,357)
KRW	84,119,000	USD	71,519	Barclays Bank PLC	12/03/2019	(302)
KRW	7,110,521,000	USD	6,057,361	JPMorgan Chase Bank N.A.	12/03/2019	(37,362)
NOK	9,186,000	USD	1,011,017	Goldman Sachs International	12/13/2019	(13,917)
NOK	36,600,000	USD	4,013,018	JPMorgan Chase Bank N.A.	12/13/2019	(40,250)
NZD	1,558,000	USD	1,002,601	Deutsche Bank AG	12/13/2019	(2,503)
SEK	9,645,000	USD	1,010,865	JPMorgan Chase Bank N.A.	12/13/2019	(3,281)
USD	5,368,226	AUD	7,963,013	Merrill Lynch International	12/13/2019	(19,400)
USD	162,201	AUD	240,000	UBS AG	12/13/2019	(178)
USD	941,784	BRL	4,012,000	Barclays Bank PLC	12/03/2019	(4,777)
USD	12,613,651	CAD	16,778,616	Citibank N.A.	12/13/2019	(18,835)
USD	1,970,458	CAD	2,622,000	JPMorgan Chase Bank N.A.	12/13/2019	(3,625)
USD	1,211,394	CAD	1,613,000	UBS AG	12/13/2019	(3,021)
USD	109,592	EUR	99,592	Credit Suisse Group	12/13/2019	(203)
USD	214,950	EUR	195,246	JPMorgan Chase Bank N.A.	12/13/2019	(299)
USD	53,611,960	EUR	48,752,574	Merrill Lynch International	12/13/2019	(135,175)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	742,903	EUR	675,232	UBS AG	12/13/2019	$(1,505)
USD	16,569,950	GBP	13,393,753	Deutsche Bank AG	12/13/2019	(758,765)
USD	504,634	GBP	409,663	JPMorgan Chase Bank N.A.	12/13/2019	(25,385)
USD	2,871	GBP	2,229	UBS AG	12/13/2019	(13)
USD	1,226,785	IDR	17,436,290,000	Barclays Bank PLC	1/31/2020	(2,197)
USD	1,234,690	IDR	17,436,290,000	JPMorgan Chase Bank N.A.	12/04/2019	(1,376)
USD	2,963,059	KRW	3,579,079,500	JPMorgan Chase Bank N.A.	12/03/2019	(67,105)
USD	7,502,811	NZD	11,901,007	Citibank N.A.	12/13/2019	(136,578)
USD	895,472	SEK	8,799,209	Brown Brothers Harriman	12/13/2019	(23,755)
USD	3,311,217	SEK	32,804,563	Merrill Lynch International	12/13/2019	(115,777)

						$(1,684,904)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	204	$30,187,994	December - 2019	$514,217
Euro-Bund 10 yr	Short	EUR	99	18,658,317	December - 2019	543,667
Euro-Buxl 30 yr	Short	EUR	1	229,462	December - 2019	5,792
U.S. Treasury Bond	Short	USD	1	158,969	March - 2020	985
U.S. Treasury Note 10 yr	Short	USD	388	50,191,437	March - 2020	160,949
U.S. Treasury Note 2 yr	Short	USD	15	3,233,789	March - 2020	1,468
U.S. Treasury Ultra Note 10 yr	Short	USD	36	5,119,875	March - 2020	19,059

						$1,246,137

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	105	$12,491,719	March - 2020	$(15,178)
U.S. Treasury Ultra Bond	Long	USD	7	1,314,031	March - 2020	(6,742)

						$(21,920)

Portfolio of Investments – continued

Uncleared Swap Agreements

Maturity Date		Notional Amount	Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Credit Default Swaps
6/20/24	EUR	200,000	JPMorgan Chase Bank N.A	5.00%/Quarterly	(1)	$2,662	$36,859	$39,521

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event Glencore PLC, 3.375%, 9/30/2020, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At November 30, 2019, the fund had cash collateral of $1,419,000 and other liquid securities with an aggregate value of $1,043,501 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $477,070,131)	$490,654,245
Investments in affiliated issuers, at value (identified cost, $10,415,353)	10,417,155
Foreign currency, at value (identified cost, $638,036)	634,635
Restricted cash for
Uncleared derivatives	1,419,000
Receivables for
Forward foreign currency exchange contracts	616,700
Net daily variation margin on open futures contracts	91,789
Investments sold	1,125,530
Interest	5,261,701
Uncleared swaps, at value (net of unamortized premiums paid, $36,859)	39,521
Other assets	3,604
Total assets	$510,263,880

Liabilities
Payable to custodian	$44,079
Notes payable	100,000,000
Payables for
Distributions	173,364
Forward foreign currency exchange contracts	1,684,904
Investments purchased	4,621,895
Written options (premiums received, $1,112)	24
Payable to affiliates
Investment adviser	24,844
Administrative services fee	671
Transfer agent and dividend disbursing costs	3,801
Payable for independent Trustees’ compensation	15
Accrued interest expense	178,631
Deferred country tax expense payable	111,232
Accrued expenses and other liabilities	174,972
Total liabilities	$107,018,432
Net assets	$403,245,448

Net assets consist of
Paid-in capital	$411,450,424
Total distributable earnings (loss)	(8,204,976)
Net assets	$403,245,448
Shares of beneficial interest outstanding	45,094,195
Net asset value per share (net assets of $403,245,448 / 45,094,195 shares of beneficial interest outstanding)	$8.94

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$21,780,856
Dividends from affiliated issuers	288,528
Dividends	60,467
Other	13,281
Foreign taxes withheld	(24,473)
Total investment income	$22,118,659
Expenses
Management fee	$2,217,339
Transfer agent and dividend disbursing costs	53,821
Administrative services fee	64,159
Independent Trustees’ compensation	57,287
Stock exchange fee	45,816
Custodian fee	54,419
Shareholder communications	139,013
Audit and tax fees	88,204
Legal fees	13,783
Interest expense and fees	2,840,020
Miscellaneous	62,364
Total expenses	$5,636,225
Net investment income (loss)	$16,482,434

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $22,624 country tax)	$6,169,568
Affiliated issuers	1,666
Written options	54,777
Futures contracts	(6,615,394)
Swap agreements	1,291
Forward foreign currency exchange contracts	5,567,309
Foreign currency	(7,491)
Net realized gain (loss)	$5,171,726
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $88,616 increase in deferred country tax)	$32,984,740
Affiliated issuers	771
Written options	1,088
Futures contracts	1,804,518
Swap agreements	2,662
Forward foreign currency exchange contracts	(3,013,260)
Translation of assets and liabilities in foreign currencies	7,047
Net unrealized gain (loss)	$31,787,566
Net realized and unrealized gain (loss)	$36,959,292
Change in net assets from operations	$53,441,726

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/19	11/30/18
Change in net assets

From operations
Net investment income (loss)	$16,482,434	$17,061,668
Net realized gain (loss)	5,171,726	373,434
Net unrealized gain (loss)	31,787,566	(24,769,984)
Change in net assets from operations	$53,441,726	$(7,334,882)
Distributions to shareholders	$(20,162,268)	$(21,051,651)
Tax return of capital distributions to shareholders	$(11,787,342)	$(13,356,181)
Change in net assets from fund share transactions	$(14,697,970)	$(18,396,721)
Total change in net assets	$6,794,146	$(60,139,435)

Net assets
At beginning of period	396,451,302	456,590,737
At end of period	$403,245,448	$396,451,302

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/19

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$53,441,726

Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(475,858,151)
Proceeds from disposition of investment securities	505,209,041
Proceeds from disposition of short-term investments, net	1,207,448
Realized gain/loss on investments	(6,192,192)
Unrealized appreciation/depreciation on investments	(33,074,127)
Unrealized appreciation/depreciation on foreign currency contracts	3,013,260
Unrealized appreciation/depreciation on swaps	(2,662)
Net amortization/accretion of income	386,351
Decrease in interest receivable	50,962
Increase in accrued expenses and other liabilities	147,385
Increase in receivable for daily variation margin on open futures contracts	(91,789)
Decrease in payable for net daily variation margin on open futures contracts	(78,556)
Decrease in other assets	147
Decrease in interest payable	(52,806)
Net cash provided by operating activities	$48,106,037

Cash flows from financing activities:
Distributions paid in cash	(31,948,933)
Repurchase of shares of beneficial interest	(14,912,979)
Increase in payable to custodian	44,079
Net cash used by financing activities	$(46,817,833)
Net increase in cash and restricted cash (a)	$1,288,204

Cash and restricted cash:
Beginning of period (including foreign currency of $762,965)	$765,431
End of period (including foreign currency of $634,635)	$2,053,635

(a)	See Note 2 for more information on presentational changes to the Statement of Cash Flows that were effective with the beginning of the current reporting period.

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2019 for interest was $2,892,826.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	11/30/19	11/30/18	11/30/17	11/30/16		11/30/15
Net asset value, beginning of period	$8.44	$9.26	$9.26	$9.20		$10.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.39	$0.46	(c)	$0.49
Net realized and unrealized gain (loss)	0.80	(0.50)	0.33	0.32		(0.68)
Total from investment operations	$1.16	$(0.15)	$0.72	$0.78		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.43)	$(0.32)	$(0.50)		$(0.81)
From tax return of capital	(0.26)	(0.28)	(0.43)	(0.24)		—
Total distributions declared to shareholders	$(0.70)	$(0.71)	$(0.75)	$(0.74)		$(0.81)
Net increase from repurchase of capital shares	$0.04	$0.04	$0.03	$0.02		$0.03
Net asset value, end of period (x)	$8.94	$8.44	$9.26	$9.26		$9.20
Market value, end of period	$8.32	$7.41	$8.40	$8.35		$7.92
Total return at market value (%)	22.47	(3.56)	9.67	15.19		(1.28)
Total return at net asset value (%) (j)(r)(s)(x)	15.54	(0.36)	9.02	9.97	(c)	(0.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.26	1.05	0.99	(c)	0.90
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A		N/A
Net investment income (loss)	4.11	4.00	4.16	5.01	(c)	5.01
Portfolio turnover	94	96	52	43		37
Net assets at end of period (000 omitted)	$403,245	$396,451	$456,591	$477,122		$484,037

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	0.70	0.70	0.71	0.73	(c)	0.73

Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000		$100,000
Asset coverage per $1,000 of indebtedness (k)	$5,032	$4,965	$5,566	$5,771		$5,840

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)

Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The fund adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the fund’s Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.

Notes to Financial Statements – continued

Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of November 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$103	$311,061	$311,164
Mexico	—	195,720	—	195,720
Canada	—	115,979	—	115,979
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	31,477,886	—	31,477,886
Non-U.S. Sovereign Debt	—	129,801,772	—	129,801,772
Municipal Bonds	—	2,538,521	—	2,538,521
U.S. Corporate Bonds	—	200,259,745	—	200,259,745
Residential Mortgage-Backed Securities	—	25,609,571	—	25,609,571
Commercial Mortgage-Backed Securities	—	13,677,775	—	13,677,775
Asset-Backed Securities (including CDOs)	—	9,829,813	—	9,829,813
Foreign Bonds	—	75,220,061	—	75,220,061
Floating Rate Loans	—	1,616,238	—	1,616,238
Mutual Funds	10,417,155	—	—	10,417,155
Total	$10,417,155	$490,343,184	$311,061	$501,071,400

Other Financial Instruments
Futures Contracts – Assets	$1,246,137	$—	$—	$1,246,137
Futures Contracts – Liabilities	(21,920)	—	—	(21,920)
Forward Foreign Currency Exchange Contracts – Assets	—	616,700	—	616,700
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,684,904)	—	(1,684,904)
Swap Agreements – Assets	—	39,521	—	39,521
Written Options – Liabilities	—	(24)	—	(24)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/18	$546,993
Change in unrealized appreciation or depreciation	(235,932)
Balance as of 11/30/19	$311,061

The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2019 is $(235,932). At November 30, 2019, the fund held one level 3 security.

Notes to Financial Statements – continued

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,246,137	$(21,920)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	616,700	(1,684,904)
Credit	Credit Default Swaps	39,521	—
Credit	Purchased Credit Options	8,228	—
Credit	Written Credit Options	—	(24)
Total		$1,910,586	$(1,706,848)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(6,615,394)	$—	$—	$—	$—
Foreign Exchange	—	—	5,567,309	—	—
Credit	—	1,291	—	(97,242)	54,777
Total	$(6,615,394)	$1,291	$5,567,309	$(97,242)	$54,777

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,804,518	$—	$—	$—	$—
Foreign Exchange	—	—	(3,013,260)	—	—
Credit	—	2,662	—	3,302	1,088
Total	$1,804,518	$2,662	$(3,013,260)	$3,302	$1,088

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The

Notes to Financial Statements – continued

ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For

Notes to Financial Statements – continued

uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily

Notes to Financial Statements – continued

fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing

Notes to Financial Statements – continued

broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by

Notes to Financial Statements – continued

the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At November 30, 2019, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund’s Statement of Assets and Liabilities includes cash on hand at the fund’s custodian bank and does not include any short-term investments. Restricted cash is presented in the fund’s Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:

11/30/19
Cash	$634,635
Restricted cash	1,419,000
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$2,053,635

Notes to Financial Statements – continued

The beginning of period cash and restricted cash balance in the Statement of Cash Flows is comprised of cash of $765,431, restricted cash of $0, and restricted cash included in deposits with brokers of $0.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the

Notes to Financial Statements – continued

fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/19	Year ended 11/30/18
Ordinary income (including any short-term capital gains)	$20,162,268	$21,051,651
Tax return of capital (b)	11,787,342	13,356,181

Total distributions	$31,949,610	$34,407,832

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/19

Cost of investments	$492,302,827
Gross appreciation	17,109,086

Gross depreciation	(8,145,003)
Net unrealized appreciation (depreciation)	$8,964,083

Capital loss carryforwards	(16,966,762)
Other temporary differences	(202,297)

As of November 30, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(16,966,762)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross

Notes to Financial Statements – continued

income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2019 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2019, these fees paid to MFSC amounted to $14,978.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2019 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $6,653 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2019. Effective June 30, 2019, the fund no longer participates in the DB plan.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended November 30, 2019, the fee paid by the fund under this agreement was $537 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $790,350 and $226,375, respectively. The sales transactions resulted in net realized gains (losses) of $15,615.

(4) Portfolio Securities

For the year ended November 30, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$88,214,753	$133,763,475
Non-U.S. Government securities	$368,321,097	$350,535,172

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 1,895,711 shares of beneficial interest during the year ended November 30, 2019 at an average price per share of $7.75 and a weighted average discount of 10.16% per share. The fund repurchased 2,302,529 shares of beneficial interest during the year ended November 30, 2018 at an average price per share of $7.99 and a weighted average discount of 9.69% per share. Transactions in fund shares were as follows:

	Year ended 11/30/19		Year ended 11/30/18

	Shares	Amount	Shares	Amount
Capital shares repurchased	(1,895,711)	$(14,697,970)	(2,302,529)	$(18,396,721)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2019, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2020. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 2, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $2,832,409 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average

Notes to Financial Statements – continued

daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2019, the average loan balance was $100,000,000 at a weighted average annual interest rate of 2.83%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,623,832	$170,412,429	$171,621,543	$1,666	$771	$10,417,155

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$288,528	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Charter Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 15, 2020

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 3, 2019, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	38,759,385.821	644,754.154
Robert J. Manning	38,770,290.357	633,849.618
Maryanne L. Roepke	34,623,321.821	4,780,818.154
Laurie J. Thomsen	38,793,758.218	610,381.757

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	2022	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	2021	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	2020	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	2020	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	2021	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	2022	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	2020	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	2021	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016 until 2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	2021	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	2022	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	2022	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	N/A	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	N/A	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	N/A	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	N/A	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector	Ernst & Young LLP
Ward Brown	200 Clarendon Street
David Cole	Boston, MA 02116
Pilar Gomez-Bravo
Andy Li
Joshua Marston
Robert Persons
Matt Ryan
Michael Skatrud
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2018 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of

Board Review of Investment Advisory Agreement – continued

MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 14th out of a total of 22 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 15th out of a total of 27 funds for the one-year period and 19th out of a total of 26 funds for the three-year period ended December 31, 2018. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2018 (one-year: -0.5% total return for the Fund versus -0.9% total return for the benchmark; three-year: 6.7% total return for the Fund versus 4.8% total return for the benchmark; five-year: 4.7% total return for the Fund versus 3.6% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by

Board Review of Investment Advisory Agreement – continued

Broadridge, noting that the applicable Broadridge performance universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/closedendfunds by choosing the fund’s name.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233-5005

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Michael Hegarty retired as Trustee and was no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2019 and 2018, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Charter Income Trust	60,026	57,913

For the fiscal years ended November 30, 2019 and 2018, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Charter Income Trust	11,875	11,608	10,927	10,676	1,115	1,139

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	1,679,277	1,728,076	0	0	34,950	103,950

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	1,881,144	2,135,349

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

As of December 31, 2019, Mr. Michael Hegarty retired as Trustee and was no longer a member of the Audit Committee.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”), as of January 1, 2020, is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective December 31, 2019, Henry Peabody and Philipp Burgener became portfolio managers of the Fund and Joshua Marston was no longer a portfolio manager of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005.

Philipp Burgener	Structured Securities Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Employed in the investment area of MFS since 2018, Portfolio Manager at Man GLG from 2014 to 2018; Portfolio Manager at ECM Asset Management prior to 2014

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment area of MFS since July 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to June 2019; Vice President/Research Analyst at Eaton Vance Management from July 2013 to October 2014.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2018, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	Philipp Burgener[1]	Bloomberg Barclays U.S. Government/Mortgage Bond Index

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Pilar Gomez-Bravo

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Andy Li2	Bloomberg Barclays Global Aggregate Credit Bond Index

	Henry Peabody[1]	Bloomberg Barclays Global Aggregate Credit Bond Index

	Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

	Michael Skatrud	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Robert Spector

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Erik Weisman	FTSE World Government Bond Non-Dollar Hedged Index

[1]	Information is as of December 31, 2019.
[2]	Information is as of February 1, 2019.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2019. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Philipp Burgener[1]	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
Henry Peabody[1]	N
Robert Persons	N
Matt Ryan	N
Michael Skatrud	N
Robert Spector	N
Erik Weisman	N

[1]	Philipp Burgener and Henry Peabody became Portfolio Managers of the Fund on December 31, 2019. Information is as of December 31, 2019.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2019:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$8.2 billion	7	$4.0 billion	6	$1.7 billion
Philipp Burgener[1]	6	$3.7 billion	4	$1.5 billion	1	$37.6 million
David Cole	13	$9.4 billion	7	$2.8 billion	3	$191.6 million
Pilar Bravo-Gomez	5	$3.9 billion	7	$3.0 billion	4	$929.3 million
Andy Li	5	$3.9 billion	7	$3.0 billion	4	$929.3 million
Henry Peabody[1]	11	$20.6 billion	7	$3.4 billion	6	$1.1 billion
Robert Persons	18	$31.5 billion	11	$4.5 billion	9	$1.2 billion
Matt Ryan	9	$12.5 billion	8	$4.4 billion	6	$1.7 billion
Michael Skatrud	12	$9.4 billion	7	$1.2 billion	3	$191.6 million
Robert Spector	6	$4.0 billion	11	$5.0 billion	44	$2.4 billion
Erik Weisman	8	$6.1 billion	6	$3.0 billion	3	$822.9 million

*	Includes the Fund.
[1]	Account information is as of January 8, 2020.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/18-12/31/18	159,864	7.37	159,864	4,081,125
1/01/19-1/31/19	958,441	7.69	958,441	3,122,684
2/01/19-2/28/19	133,000	7.79	133,000	2,989,684
3/01/19-3/31/19	173,363	7.83	173,363	2,816,321
4/01/19-4/30/19	316,996	7.95	316,996	2,499,325
5/01/19-5/31/19	80,385	7.94	80,385	2,418,940
6/01/19-6/30/19	55,662	8.11	55,662	2,363,278
7/01/19-7/31/19	0	N/A	0	2,363,278
8/01/19-8/31/19	0	N/A	0	2,363,278
9/01/19-9/30/19	18,000	8.34	18,000	2,345,278
10/1/19-10/31/19	0	N/A	0	4,509,419
11/1/19-11/30/19	0	N/A	0	4,509,419

Total	1,895,711	7.75	1,895,711

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2019 plan year is 4,509,419.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2019, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 15, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2020

*	Print name and title of each signing officer under his or her signature.